EASTGROUP PROPERTIES

FOURTH QUARTER 2023

Conference Call
800-836-8184 | ID – EastGroup
February 8, 2024
11:00 a.m. Eastern Time
webcast available at
EastGroup.net



The Park at Myatt, Nashville, Tennessee

Supplemental Information

December 31, 2023

400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441

Page 2 of 24 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions ................................................................................. 13 Real Estate Improvements and Leasing Costs ....................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 15 Core Market Operating Statistics ........................................................................... 16 Lease Expiration Summary .................................................................................... 17 Top 10 Customers by Annualized Base Rent ......................................................... 18 Capitalization: Debt and Equity Market Capitalization ................................................................... 19 Continuous Common Equity Program .................................................................... 20 Debt-to-EBITDAre Ratios ....................................................................................... 21 Other Information: Outlook for 2024 .................................................................................................... 22 Glossary of REIT Terms ........................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” “plans” or variations of such words and similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to the Company and on assumptions it has made. For instance, the amount, timing and frequency of future dividends is subject to authorization by the Company’s Board of Directors and will be based upon a variety of factors. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; disruption in supply and delivery chains; construction costs could increase as a result of inflation impacting the costs to develop properties; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the impacts of inflation; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws, Real Estate Investment Trust (“REIT”) or corporate income tax laws, potential changes in zoning laws, or increases in real property tax rates, and any related increased cost of compliance; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; availability of financing and capital, increase in interest rates, and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; credit risk in the event of non-performance by the counterparties to our interest rate swaps; how and when pending forward equity sales may settle; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel; risks related to the failure, inadequacy or interruption of our data security systems and processes; potentially catastrophic events such as acts of war, civil unrest and terrorism; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s most recent Annual Report on Form 10-K, as such factors may be updated from time to time in the Company’s periodic filings and current reports filed with the SEC. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2024, whether as a result of new information, future events or otherwise.

Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) December 31, 2023 December 31, 2022 ASSETS Real estate properties 4,853,548$ 4,395,972 Development and value-add properties 639,647 538,449 5,493,195 4,934,421 Less accumulated depreciation (1,273,723) (1,150,814) 4,219,472 3,783,607 Unconsolidated investment 7,539 7,230 Cash and cash equivalents 40,263 56 Other assets 251,939 244,944 TOTAL ASSETS 4,519,213$ 4,035,837 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs (1,520)$ 168,454 Unsecured debt, net of debt issuance costs 1,676,347 1,691,259 Secured debt, net of debt issuance costs - 2,031 Accounts payable and accrued expenses 146,337 136,988 Other liabilities 89,415 83,666 Total Liabilities 1,910,579 2,082,398 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 47,700,432 shares issued and outstanding at December 31, 2023 and 43,575,539 at December 31, 2022 5 4 Excess shares; $0.0001 par value; 30,000,000 shares authorized; zero shares issued - - Additional paid-in capital 2,949,907 2,251,521 Distributions in excess of earnings (366,473) (334,898) Accumulated other comprehensive income 24,888 36,371 Total Stockholders' Equity 2,608,327 1,952,998 Noncontrolling interest in joint ventures 307 441 Total Equity 2,608,634 1,953,439 TOTAL LIABILITIES AND EQUITY 4,519,213$ 4,035,837

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Twelve Months Ended December 31, 2023	Twelve Months Ended December 31, 2022
REVENUES				
Income from real estate operations	$ 149,026	129,797	566,179	486,817
Other revenue	123	43	4,412	208
	149,149	129,840	570,591	487,025
EXPENSES				
Expenses from real estate operations	39,368	35,272	154,030	133,915
Depreciation and amortization	45,248	40,559	171,078	153,638
General and administrative	3,740	3,859	16,757	16,362
Indirect leasing costs	146	136	582	546
	88,502	79,826	342,447	304,461
OTHER INCOME (EXPENSE)				
Interest expense	(11,108)	(11,648)	(47,996)	(38,499)
Gain on sales of real estate investments	13,156	-	17,965	40,999
Other	774	322	2,435	1,210
NET INCOME	63,469	38,688	200,548	186,274
Net income attributable to noncontrolling interest in joint ventures	(14)	(17)	(57)	(92)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	63,455	38,671	200,491	186,182
Other comprehensive income (loss) - interest rate swaps	(17,200)	(4,757)	(11,483)	35,069
TOTAL COMPREHENSIVE INCOME	$ 46,255	33,914	189,008	221,251
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.35	0.89	4.43	4.37
Weighted average shares outstanding - Basic	46,831	43,472	45,224	42,599
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.35	0.89	4.42	4.36
Weighted average shares outstanding - Diluted	46,980	43,593	45,331	42,712

Page 4 of 24

EASTGROUP PROPERTIES

Reconciliations of GAAP to Non-GAAP Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2023	2022	2023	2022
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	$ 63,455	38,671	200,491	186,182
Depreciation and amortization	45,248	40,559	171,078	153,638
Company's share of depreciation from unconsolidated investment	31	31	124	124
Depreciation and amortization from noncontrolling interest	(1)	(3)	(5)	(17)
Gain on sales of real estate investments	(13,156)	-	(17,965)	(40,999)
Gain on sales of non-operating real estate	-	-	(446)	-
FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS*	95,577	79,258	353,277	298,928
Gain on involuntary conversion and business interruption claims	-	-	(4,187)	-
FFO ATTRIBUTABLE TO COMMON STOCKHOLDERS - EXCLUDING GAIN ON INVOLUNTARY CONVERSION AND BUSINESS INTERRUPTION CLAIMS*	$ 95,577	79,258	349,090	298,928
NET INCOME	$ 63,469	38,688	200,548	186,274
Interest expense [(1)]	11,108	11,648	47,996	38,499
Depreciation and amortization	45,248	40,559	171,078	153,638
Company's share of depreciation from unconsolidated investment	31	31	124	124
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA")	119,856	90,926	419,746	378,535
Gain on sales of real estate investments	(13,156)	-	(17,965)	(40,999)
Gain on sales of non-operating real estate	-	-	(446)	-
EBITDA FOR REAL ESTATE ("EBITDAre")*	$ 106,700	90,926	401,335	337,536
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.35	0.89	4.42	4.36
FFO attributable to common stockholders*	$ 2.03	1.82	7.79	7.00
FFO attributable to common stockholders - excluding gain on involuntary conversion and business interruption claims*	$ 2.03	1.82	7.70	7.00
Weighted average shares outstanding for EPS and FFO purposes - Diluted	46,980	43,593	45,331	42,712

(1) Net of capitalized interest of $4,371 and $3,878 for the three months ended December 31, 2023 and 2022, respectively; and $16,235 and $12,393 for the twelve months ended December 31, 2023 and 2022, respectively.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 5 of 24

Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2023 2022 2023 2022 NET INCOME 63,469$ 38,688 200,548 186,274 Gain on sales of real estate investments (13,156) - (17,965) (40,999) Gain on sales of non-operating real estate - - (446) - Interest income (496) (58) (879) (100) Other revenue (123) (43) (4,412) (208) Indirect leasing costs 146 136 582 546 Depreciation and amortization 45,248 40,559 171,078 153,638 Company's share of depreciation from unconsolidated investment 31 31 124 124 Interest expense (1) 11,108 11,648 47,996 38,499 General and administrative expense (2) 3,740 3,859 16,757 16,362 Noncontrolling interest in PNOI of consolidated joint ventures (15) (21) (62) (105) PROPERTY NET OPERATING INCOME ("PNOI")* 109,952 94,799 413,321 354,031 PNOI from 2022 and 2023 acquisitions (5,989) (3,926) (19,165) (9,471) PNOI from 2022 and 2023 development and value-add properties (14,444) (7,385) (47,739) (17,918) PNOI from 2022 and 2023 operating property dispositions (445) (390) (1,813) (1,753) Other PNOI (82) 102 166 324 SAME PNOI (Straight-Line Basis)* 88,992 83,200 344,770 325,213 Lease termination fee income from same properties (488) (311) (907) (2,708) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis)* 88,504 82,889 343,863 322,505 Straight-line rent adjustments for same properties (283) (745) (1,238) (4,361) Acquired leases — market rent adjustment amortization for same properties (92) (171) (536) (1,273) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis)* 88,129$ 81,973 342,089 316,871 (2) Net of capitalized development costs of $2,489 and $2,511 for the three months ended December 31, 2023 and 2022, respectively; and $10,472 and $9,985 for the twelve months ended December 31, 2023 and 2022, respectively. Three Months Ended * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Twelve Months Ended December 31, December 31, (1) Net of capitalized interest of $4,371 and $3,878 for the three months ended December 31, 2023 and 2022, respectively; and $16,235 and $12,393 for the twelve months ended December 31, 2023 and 2022, respectively.

Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2023 2022 OPERATING ACTIVITIES Net income 200,548$ 186,274 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 171,078 153,638 Stock-based compensation expense 8,965 8,292 Gain on sales of real estate investments (17,965) (40,999) Gain on sales of non-operating real estate (446) - Gain on involuntary conversion and business interruption claims (4,187) - Changes in operating assets and liabilities: Accrued income and other assets (15,415) (9,291) Accounts payable, accrued expenses and prepaid rent (5,922) 17,176 Other 1,546 1,411 NET CASH PROVIDED BY OPERATING ACTIVITIES 338,202 316,501 INVESTING ACTIVITIES Development and value-add properties (388,213) (494,073) Purchases of real estate (165,116) (2,049) Real estate improvements (51,116) (40,851) Net proceeds from sales of real estate investments and non-operating real estate 41,539 51,006 Leasing commissions (32,004) (37,272) Proceeds from involuntary conversion on real estate assets 5,029 - Changes in accrued development costs 12,163 4,211 Changes in other assets and other liabilities 7,660 (2,120) NET CASH USED IN INVESTING ACTIVITIES (570,058) (521,148) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 471,624 942,173 Repayments on unsecured bank credit facilities (641,624) (981,383) Proceeds from unsecured debt 100,000 525,000 Repayments on unsecured debt (115,000) (75,000) Repayments on secured debt (1,970) (60,096) Debt issuance costs (1,818) (2,067) Distributions paid to stockholders (not including dividends accrued) (225,625) (193,936) Proceeds from common stock offerings 692,312 75,622 Common stock offering related costs (834) (247) Other (5,002) (29,756) NET CASH PROVIDED BY FINANCING ACTIVITIES 272,063 200,310 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS 40,207 (4,337) CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 56 4,393 CASH AND CASH EQUIVALENTS AT END OF PERIOD 40,263$ 56 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $16,235 and $12,393 for 2023 and 2022, respectively 47,228$ 34,110 Cash paid for operating lease liabilities 2,042 1,793 Common stock issued in the purchase of real estate - 303,682 Debt assumed in the purchase of real estate - 60,000 NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets 2,379$ 559 Twelve Months Ended December 31,

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended December 31, 2023	2022	% Change	Twelve Months Ended December 31, 2023	2022	% Change
Same Property Portfolio [1]						
Square feet as of period end	46,437	46,437		46,437	46,437	
Average occupancy	98.4%	98.8%	-0.4%	98.4%	98.3%	0.1%
Occupancy as of period end	98.5%	98.8%	-0.3%	98.5%	98.8%	-0.3%
Same Property Portfolio Analysis (Straight-Line Basis) [1] *						
Income from real estate operations	$ 121,393	113,935	6.5%	$ 473,977	446,499	6.2%
Less cash received for lease terminations	(488)	(311)		(907)	(2,708)	
Income excluding lease termination income	120,905	113,624	6.4%	473,070	443,791	6.6%
Expenses from real estate operations	(32,401)	(30,735)	5.4%	(129,207)	(121,286)	6.5%
PNOI excluding income from lease terminations	$ 88,504	82,889	6.8%	$ 343,863	322,505	6.6%
Same Property Portfolio Analysis (Cash Basis) [1] *						
Income from real estate operations	$ 121,018	113,019	7.1%	$ 472,203	440,865	7.1%
Less cash received for lease terminations	(488)	(311)		(907)	(2,708)	
Income excluding lease termination income	120,530	112,708	6.9%	471,296	438,157	7.6%
Expenses from real estate operations	(32,401)	(30,735)	5.4%	(129,207)	(121,286)	6.5%
PNOI excluding income from lease terminations	$ 88,129	81,973	7.5%	$ 342,089	316,871	8.0%

[1] Includes properties which were included in the operating portfolio for the entire period of 1/1/22 through 12/31/23.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 8 of 24

EASTGROUP PROPERTIES

Additional Financial Information
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2023	2022	2023	2022
SELECTED INCOME STATEMENT INFORMATION	*(Items below represent increases or (decreases) in FFO)*			
Lease income - operating leases	$ 112,534	97,534	424,063	364,957
Variable lease income [1]	36,492	32,263	142,116	121,860
Income from real estate operations	149,026	129,797	566,179	486,817
Straight-line rent income adjustment	3,111	3,337	11,898	9,991
Recoveries (reserves) for uncollectible straight-line rent	33	(17)	(609)	(170)
Net straight-line rent adjustment	3,144	3,320	11,289	9,821
Lease termination fee income	488	311	1,020	2,708
Recoveries (reserves) of uncollectible cash rent	(348)	7	(907)	32
Stock-based compensation expense	(2,130)	(1,762)	(8,965)	(8,292)
Debt issuance costs amortization	(479)	(380)	(1,943)	(1,358)
Indirect leasing costs	(146)	(136)	(582)	(546)
Gain on involuntary conversion and business interruption claims [2]	-	-	4,187	-
Acquired leases - market rent adjustment amortization	628	608	2,483	2,565

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2023	2022	2023	2022
WEIGHTED AVERAGE COMMON SHARES				
Weighted average common shares - Basic	46,831	43,472	45,224	42,599
BASIC SHARES FOR EARNINGS PER SHARE ("EPS")	46,831	43,472	45,224	42,599
Potential common shares:				
Effect of dilutive securities	149	121	107	113
DILUTED SHARES FOR EPS AND FFO	46,980	43,593	45,331	42,712

[1] Primarily includes tenant reimbursements for real estate taxes, insurance and common area maintenance.
[2] Included in *Other revenue* on the Consolidated Statements of Income and Comprehensive Income; included in FFO.

Page 9 of 24

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Years Ended			
	2023	2022	2021	2020	2019
ASSETS/MARKET CAPITALIZATION					
Assets	$ 4,519,213	4,035,837	3,215,336	2,720,803	2,546,078
Equity Market Capitalization	8,754,937	6,451,794	9,403,107	5,477,783	5,164,306
Total Market Capitalization (Debt and Equity) [(1)]	10,434,937	8,318,835	10,859,473	6,791,879	6,350,438
Shares Outstanding - Common	47,700,432	43,575,539	41,268,846	39,676,828	38,925,953
Price per share	$ 183.54	148.06	227.85	138.06	132.67
FFO CHANGE*					
FFO per diluted share	$ 7.79	7.00	6.09	5.38	4.98
Change compared to same period prior year	11.3%	14.9%	13.2%	8.0%	6.9%
COMMON DIVIDEND PAYOUT RATIO*					
Dividend distribution	$ 5.04	4.70	3.58	3.08	2.94
FFO per diluted share	7.79	7.00	6.09	5.38	4.98
Dividend payout ratio	65%	67%	59%	57%	59%
COMMON DIVIDEND YIELD					
Dividend distribution	$ 5.04	4.70	3.58	3.08	2.94
Price per share	183.54	148.06	227.85	138.06	132.67
Dividend yield	2.75%	3.17%	1.57%	2.23%	2.22%
FFO MULTIPLE*					
FFO per diluted share	$ 7.79	7.00	6.09	5.38	4.98
Price per share	183.54	148.06	227.85	138.06	132.67
Multiple	23.56	21.15	37.41	25.66	26.64
INTEREST & FIXED CHARGE COVERAGE RATIO*					
EBITDAre	$ 401,335	337,536	278,959	245,669	221,517
Interest expense	47,996	38,499	32,945	33,927	34,463
Interest and fixed charge coverage ratio	8.36	8.77	8.47	7.24	6.43
DEBT-TO-EBITDAre RATIO*					
Debt	$ 1,674,827	1,861,744	1,451,778	1,310,895	1,182,602
EBITDAre	401,335	337,536	278,959	245,669	221,517
Debt-To-EBITDAre ratio	4.17	5.52	5.20	5.34	5.34
Adjusted debt-to-pro forma EBITDAre ratio	3.23	4.48	3.83	4.43	3.92
DEBT-TO-TOTAL MARKET CAPITALIZATION [(1)]	16.1%	22.4%	13.4%	19.3%	18.7%

ISSUER RATINGS [(2)]	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.

(2) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 12/31/23	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 2/6/24	
Lease-Up							
Gateway 2	Miami, FL	133,000	$ 22,124	24,500	02/24	79%	
Hillside 1	Greenville, SC	122,000	11,893	13,400	04/24	58%	
Stonefield 35 1-3	Austin, TX	276,000	34,268	35,900	08/24	30%	
Horizon West 10	Orlando, FL	357,000	40,467	45,200	10/24	82%	
McKinney 1 & 2	Dallas, TX	172,000	22,384	28,300	10/24	69%	
Springwood 1 & 2	Houston, TX	292,000	31,220	33,300	10/24	20%	
Total Lease-up		1,352,000	162,356	180,600		54%	Wgt Avg %
Under Construction							
MCO Logistics Center	Orlando, FL	167,000	17,497	25,300	07/24	100%	
SunCoast 9	Fort Myers, FL	111,000	14,022	16,200	01/25	0%	
Baswood 3-5	Fort Worth, TX	351,000	37,835	45,000	02/25	0%	
Horizon West 6	Orlando, FL	87,000	9,085	12,300	03/25	0%	
Cass White 1 & 2	Atlanta, GA	296,000	27,595	31,900	04/25	0%	
Eisenhauer Point 10-12	San Antonio, TX	223,000	19,245	29,400	04/25	22%	
Riverside 1 & 2	Atlanta, GA	284,000	25,925	33,700	04/25	0%	
Braselton 3	Atlanta, GA	115,000	8,839	14,300	05/25	0%	
Gateway South Dade 1 & 2	Miami, FL	169,000	21,740	34,900	05/25	0%	
Denton 35 Exchange 1 & 2	Dallas, TX	244,000	6,863	34,600	09/25	0%	
Skyway 1 & 2	Charlotte, NC	318,000	9,161	37,200	10/25	0%	
Arista 36 1-3	Denver, CO	360,000	14,761	80,300	05/26	0%	
Total Under Construction		2,725,000	212,568	395,100		8%	Wgt Avg %
Total Lease-Up and Under Construction		4,077,000	$ 374,924	575,700		23%	Wgt Avg %

Projected Stabilized Yields [2]	Yield
Lease-Up	6.9%
Under Construction	6.8%
Lease-Up and Under Construction	6.8%

Prospective Development	Acres	Projected SF	
Phoenix, AZ	59	780,000	$ 21,345
Sacramento, CA	7	82,000	3,607
San Francisco, CA	4	65,000	3,561
Fort Myers, FL	20	252,000	4,270
Miami, FL	25	341,000	23,833
Orlando, FL	40	442,000	14,505
Tampa, FL	105	973,000	24,758
Atlanta, GA	104	1,092,000	12,887
Jackson, MS	3	28,000	706
Charlotte, NC	114	828,000	11,291
Greenville, SC	84	663,000	9,151
Austin, TX	141	1,681,000	56,051
Dallas, TX	12	-	4,596
Fort Worth, TX	121	1,312,000	31,727
Houston, TX	98	1,377,000	29,941
San Antonio, TX	66	876,000	12,494
Total Prospective Development	1,003	10,792,000	264,723
Total Development and Value-Add Properties	1,003	14,869,000	$ 639,647

(1) Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion.

(2) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 11 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties

($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 12/31/23	Conversion Date	% Leased 2/6/24	
1st Quarter						
Grand West Crossing 1	Houston, TX	121,000	$ 13,701	02/23	100%	
SunCoast 11	Fort Myers, FL	79,000	9,823	02/23	100%	
Cypress Preserve 1 & 2 [1]	Houston, TX	516,000	55,402	03/23	100%	
		716,000	78,926			
2nd Quarter						
Zephyr [1]	San Francisco, CA	82,000	29,046	04/23	100%	
McKinney 3 & 4	Dallas, TX	212,000	26,921	05/23	100%	
Horizon West 1	Orlando, FL	97,000	12,402	06/23	100%	
		391,000	68,369			
3rd Quarter						
Access Point 3 [1]	Greenville, SC	299,000	24,351	07/23	100%	
I-20 West Business Center	Atlanta, GA	155,000	15,075	07/23	100%	
Arlington Tech 3	Fort Worth, TX	77,000	10,128	08/23	100%	
Grand Oaks 75 4	Tampa, FL	185,000	19,310	09/23	100%	
LakePort 4 & 5	Dallas, TX	177,000	24,252	09/23	100%	
Steele Creek 11 & 12	Charlotte, NC	241,000	26,660	09/23	100%	
		1,134,000	119,776			
4th Quarter						
SunCoast 10	Fort Myers, FL	100,000	13,297	12/23	100%	
		100,000	13,297			
Total Transferred to Real Estate Properties		2,341,000	$ 280,368		100%	Wgt Avg %

Projected Stabilized Yields [2]	**Yield**
Development	7.8%
Value-Add	5.6%
Combined	7.0%

(1) Represents value-add acquisitions.

(2) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 12 of 24

EASTGROUP PROPERTIES

Acquisitions and Dispositions Through December 31, 2023
($ in thousands)
(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Size	Purchase Price [1]	
1st Quarter					
None					
2nd Quarter					
04/04/23	Lakeside Station Land	Tampa, FL	58.8 Acres	$	6,847
04/18/23	Craig Corporate Center	Las Vegas, NV	156,000 SF		34,365
04/24/23	Northeast Trade Center Land	San Antonio, TX	49.0 Acres		6,177
06/29/23	Gateway Interchange Phase 3 Land	Phoenix, AZ	8.9 Acres		4,730
3rd Quarter					
07/06/23	Denton 35 Exchange Land	Dallas, TX	20.3 Acres		5,690
09/05/23	Blue Diamond Business Park	Las Vegas, NV	254,000 SF		52,973
09/06/23	Crossroads Logistics Park Land	Tampa, FL	43.8 Acres		15,146
09/15/23	Arista 36 Business Park Land	Denver, CO	29.3 Acres		5,878 [2]
4th Quarter					
10/02/23	McKinney Logistics Center	Dallas, TX	193,000 SF		25,739
11/03/23	Park at Myatt	Nashville, TN	171,000 SF		30,793
12/21/23	Pelzer Point Commerce Center 1	Greenville, SC	213,000 SF		21,246
12/21/23	Pelzer Point Commerce Center 2 Land	Greenville, SC	13.1 Acres		2,200
12/27/23	Basswood North Land	Fort Worth, TX	105.1 Acres		23,996
Total Acquisitions			987,000 SF 328.3 Acres	$	235,780

DISPOSITIONS

Date	Property Name	Location	Size	Gross Sales Price		Realized Gain
1st Quarter						
03/02/23	Basswood Land	Fort Worth, TX	2.0 Acres	$	1,550	81 [3]
03/31/23	World Houston 23	Houston, TX	125,000 SF		9,600	4,809 [4]
2nd Quarter						
06/14/23	Lee Road Land	Houston, TX	9.9 Acres		3,200	365 [3]
3rd Quarter						
None						
4th Quarter						
11/20/23	Ettie Business Center	San Francisco, CA	29,000 SF		12,200	2,793 [4]
12/29/23	Los Angeles Corporate Center	Los Angeles, CA	77,000 SF		16,600	10,363 [4]
Total Dispositions			231,000 SF 11.9 Acres	$	43,150	18,411

[1] Represents acquisition price plus closing costs.

[2] The Company acquired this property through a newly formed joint venture, whereby EastGroup holds a 99.5% controlling interest.

[3] Included in *Other* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

[4] Included in *Gain on sales of real estate investments* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

Page 13 of 24

EASTGROUP PROPERTIES

Real Estate Improvements and Leasing Costs
(In thousands)
(Unaudited)

		Three Months Ended December 31,		Twelve Months Ended December 31,	
REAL ESTATE IMPROVEMENTS		2023	2022	2023	2022
Upgrade on acquisitions	$	1,181	160	1,892	618
Tenant improvements:					
New tenants		2,483	3,449	16,352	13,224
Renewal tenants		992	1,210	3,503	3,687
Other:					
Building improvements		1,358	1,927	8,085	9,853
Roofs		1,929	946	17,386	6,611
Parking lots		2,016	1,884	4,824	3,482
Other		537	571	1,508	1,969
TOTAL REAL ESTATE IMPROVEMENTS (1)	$	10,496	10,147	53,550	39,444
CAPITALIZED LEASING COSTS (Principally Commissions)					
Development and value-add	$	2,192	3,944	9,597	14,366
New tenants		1,684	1,838	9,379	10,392
Renewal tenants		3,957	2,316	12,696	12,095
TOTAL CAPITALIZED LEASING COSTS (2)(3)	$	7,833	8,098	31,672	36,853

(1) Reconciliation of Total Real Estate Improvements to *Real Estate Improvements* on the Consolidated Statements of Cash Flows:

		Twelve Months Ended December 31,	
		2023	2022
Total Real Estate Improvements	$	53,550	39,444
Change in real estate property payables		(527)	197
Change in construction in progress		(1,907)	1,210
Real Estate Improvements on the Consolidated Statements of Cash Flows	$	51,116	40,851

(2) Included in *Other Assets* on the Consolidated Balance Sheets.

(3) Reconciliation of Total Capitalized Leasing Costs to *Leasing Commissions* on the Consolidated Statements of Cash Flows:

		Twelve Months Ended December 31,	
		2023	2022
Total Capitalized Leasing Costs	$	31,672	36,853
Change in leasing commissions payables		332	419
Leasing Commissions on the Consolidated Statements of Cash Flows	$	32,004	37,272

Page 14 of 24

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended December 31, 2023	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis [1]	Rental Change Cash Basis [1]	PSF Tenant Improvement [2]	PSF Leasing Commission [2]	PSF Total Leasing Cost [2]
New Leases [3]	24	222	5.7	57.4%	42.5%	$ 5.85	$ 4.93	$ 10.78
Renewal Leases	57	1,748	4.9	62.9%	43.0%	0.95	2.07	3.02
Total/Weighted Average	**81**	**1,970**	**5.0**	**62.0%**	**43.0%**	**$ 1.50**	**$ 2.40**	**$ 3.90**
					Per Year	**$ 0.30**	**$ 0.48**	**$ 0.78**
Weighted Average Retention [4]	**93.2%**							

Twelve Months Ended December 31, 2023	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis [1]	Rental Change Cash Basis [1]	PSF Tenant Improvement [2]	PSF Leasing Commission [2]	PSF Total Leasing Cost [2]
New Leases [3]	109	2,056	5.5	55.1%	41.7%	$ 4.29	$ 4.02	$ 8.31
Renewal Leases	228	6,073	4.7	54.9%	37.1%	0.89	2.06	2.95
Total/Weighted Average	**337**	**8,129**	**4.9**	**55.0%**	**38.3%**	**$ 1.75**	**$ 2.55**	**$ 4.30**
					Per Year	**$ 0.36**	**$ 0.52**	**$ 0.88**
Weighted Average Retention [4]	**79.2%**							

	12/31/23	**09/30/23**	**06/30/23**	**03/31/23**	**12/31/22**
Percentage Leased	**98.7%**	**98.5%**	**98.5%**	**98.7%**	**98.7%**
Percentage Occupied	**98.2%**	**97.7%**	**98.2%**	**97.9%**	**98.3%**

(1) Rental Change is reported for leases signed during the periods presented.
(2) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(3) Does not include leases with terms less than 12 months and leases for first generation space.
(4) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 15 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
December 31, 2023
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet		Same PNOI Change* (excluding income from lease terminations)				Rental Change New and Renewal Leases [3]			
							QTR		YTD		QTR		YTD	
					2024 [2]	2025	Straight-Line Basis	Cash Basis [4]	Straight-Line Basis	Cash Basis [4]	Straight-Line Basis	Cash Basis [4]	Straight-Line Basis	Cash Basis [4]
Florida														
Tampa	4,533,000	7.7%	98.7%	98.7%	463,000	930,000	11.0%	9.9%	10.9%	10.8%	44.7%	35.5%	53.4%	40.5%
Orlando	4,287,000	8.0%	99.8%	99.6%	609,000	1,052,000	6.7%	14.1%	12.2%	14.1%	40.8%	20.5%	60.7%	43.9%
Jacksonville	2,273,000	3.3%	99.9%	99.8%	533,000	615,000	12.0%	12.8%	13.5%	12.9%	56.8%	35.4%	53.2%	37.4%
Miami/Fort Lauderdale	1,732,000	3.8%	99.4%	98.8%	210,000	237,000	17.0%	17.4%	2.8%	3.6%	48.2%	31.8%	42.7%	34.0%
Fort Myers	885,000	1.7%	98.7%	98.0%	136,000	9,000	-2.3%	-2.1%	0.5%	0.7%	78.5%	52.5%	41.0%	25.4%
	13,710,000	**24.5%**	**99.3%**	**99.1%**	**1,951,000**	**2,843,000**	**9.8%**	**12.0%**	**9.8%**	**10.4%**	**47.5%**	**32.3%**	**51.3%**	**38.1%**
Texas														
Houston	6,816,000	10.7%	97.6%	97.4%	608,000	927,000	3.4%	3.5%	7.1%	6.6%	25.6%	9.1%	27.9%	10.3%
Dallas	5,444,000	9.6%	98.7%	98.3%	481,000	777,000	7.7%	5.6%	5.5%	8.3%	95.0%	69.2%	81.2%	61.5%
San Antonio	4,411,000	7.8%	98.8%	98.5%	561,000	606,000	6.9%	7.4%	5.1%	6.2%	43.0%	29.5%	36.5%	21.9%
Austin	1,302,000	3.0%	99.1%	99.1%	199,000	239,000	12.9%	13.0%	9.3%	8.7%	139.0%	109.8%	73.3%	53.1%
El Paso	1,126,000	1.6%	100.0%	100.0%	194,000	83,000	13.0%	12.9%	8.4%	8.9%	123.7%	92.7%	105.7%	79.9%
Fort Worth	1,108,000	1.8%	93.3%	93.3%	-	54,000	3.2%	-0.9%	-10.5%	-12.3%	113.3%	65.5%	78.2%	53.0%
	20,207,000	**34.5%**	**98.1%**	**97.9%**	**2,043,000**	**2,686,000**	**6.6%**	**6.0%**	**5.7%**	**6.4%**	**62.9%**	**42.4%**	**51.8%**	**33.6%**
California														
San Francisco	2,475,000	5.8%	96.0%	95.1%	345,000	276,000	-9.3%	-7.7%	1.8%	6.6%	13.2%	6.8%	47.9%	38.0%
Los Angeles [5]	2,408,000	6.1%	100.0%	100.0%	173,000	226,000	4.6%	8.8%	5.8%	8.8%	N/A	N/A	51.5%	38.9%
San Diego [5]	1,933,000	5.3%	100.0%	100.0%	157,000	245,000	9.7%	12.0%	3.8%	9.6%	N/A	N/A	99.1%	64.1%
Fresno	398,000	0.5%	91.8%	91.8%	62,000	107,000	-0.1%	1.7%	0.3%	-0.8%	16.8%	12.1%	29.1%	19.7%
Sacramento	329,000	0.6%	100.0%	100.0%	10,000	83,000	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	7,543,000	**18.3%**	**98.2%**	**98.0%**	**747,000**	**937,000**	**1.9%**	**4.9%**	**4.2%**	**8.0%**	**14.2%**	**8.3%**	**49.6%**	**38.1%**
Arizona														
Phoenix	3,000,000	5.7%	98.7%	98.7%	154,000	686,000	8.2%	8.4%	6.4%	9.1%	114.7%	81.5%	106.5%	77.8%
Tucson	848,000	1.3%	100.0%	100.0%	101,000	11,000	2.9%	3.8%	1.8%	3.5%	N/A	N/A	50.6%	30.4%
	3,848,000	**7.0%**	**99.0%**	**99.0%**	**255,000**	**697,000**	**7.1%**	**7.5%**	**5.4%**	**7.9%**	**114.7%**	**81.5%**	**105.1%**	**76.6%**
Other Core														
Charlotte	3,883,000	5.9%	100.0%	100.0%	249,000	456,000	9.9%	6.6%	8.8%	9.0%	64.0%	50.3%	50.8%	32.9%
Atlanta	1,467,000	2.2%	100.0%	100.0%	246,000	74,000	4.7%	7.1%	2.3%	4.3%	41.8%	27.5%	49.7%	34.6%
Las Vegas	1,165,000	2.8%	94.4%	94.4%	66,000	86,000	10.9%	9.4%	7.8%	9.0%	N/A	N/A	105.5%	74.1%
Greenville	981,000	0.9%	100.0%	78.3%	-	-	0.2%	2.5%	-3.9%	-1.6%	N/A	N/A	N/A	N/A
Denver	886,000	1.8%	100.0%	100.0%	48,000	182,000	2.2%	6.0%	5.1%	8.1%	21.2%	6.4%	20.8%	9.7%
	8,382,000	**13.6%**	**99.2%**	**96.7%**	**609,000**	**798,000**	**7.6%**	**6.9%**	**6.5%**	**7.7%**	**53.6%**	**39.5%**	**55.1%**	**36.8%**
Total Core Markets	**53,690,000**	**97.9%**	**98.7%**	**98.1%**	**5,605,000**	**7,961,000**	**6.9%**	**7.6%**	**6.6%**	**8.0%**	**62.2%**	**43.1%**	**56.0%**	**39.1%**
Total Other Markets	**1,463,000**	**2.1%**	**99.7%**	**99.7%**	**372,000**	**228,000**	**2.0%**	**2.4%**	**7.1%**	**6.7%**	**23.4%**	**16.1%**	**21.3%**	**11.2%**
Total Operating Properties	**55,153,000**	**100.0%**	**98.7%**	**98.2%**	**5,977,000**	**8,189,000**	**6.8%**	**7.5%**	**6.6%**	**8.0%**	**62.0%**	**43.0%**	**55.0%**	**38.3%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Includes month-to-month leases.
(3) Rental Change is reported for leases signed during the periods presented and does not include leases with terms less than 12 months and leases for first generation space.
(4) Excludes straight-line rent adjustments.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through December 31, 2023
($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	710,000	$ -	0.0%
2024 [(1)]	5,977,000	45,654	10.5%
2025	8,189,000	66,880	15.4%
2026	10,014,000	81,637	18.8%
2027	9,127,000	75,052	17.3%
2028	6,976,000	57,923	13.3%
2029	5,214,000	34,830	8.0%
2030	2,519,000	20,501	4.7%
2031	1,315,000	11,447	2.6%
2032	1,738,000	13,261	3.0%
2033 and beyond	3,374,000	27,737	6.4%
TOTAL	55,153,000	$ 434,922	100.0%

(1) Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of December 31, 2023
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [1]
1	**Amazon**	2	San Diego, CA	710,000		
		1	San Antonio, TX	57,000		
		1	Tucson, AZ	10,000		
					1.4%	1.8%
2	**REPET, Inc.**	1	Los Angeles, CA	300,000	0.5%	0.8%
3	**Starship Logistics LLC**	1	Los Angeles, CA	262,000	0.5%	0.8%
4	**DSV Air & Sea Inc.**	3	Houston, TX	385,000		
		1	San Diego, CA	20,000		
					0.7%	0.7%
5	**Consolidated Electrical Distributors**	2	San Antonio, TX	145,000		
		2	Orlando, FL	91,000		
		1	San Francisco, CA	84,000		
		1	Charlotte, NC	28,000		
					0.6%	0.7%
6	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	San Diego, CA	51,000		
		1	Fort Lauderdale, FL	50,000		
		1	Jackson, MS	6,000		
					0.6%	0.7%
7	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.7%	0.6%
8	**Trane U.S. Inc.**	1	Fort Worth, TX	147,000		
		1	Jacksonville, FL	81,000		
		1	Dallas, TX	58,000		
		1	Greenville, SC	55,000		
		1	Denver, CO	18,000		
		1	New Orleans, LA	11,000		
		1	Orlando, FL	7,000		
					0.7%	0.6%
9	**Infinite Electronics Inc.**	4	Dallas, TX	320,000	0.6%	0.6%
10	**Novolex Holdings, LLC**	1	Los Angeles, CA	286,000	0.5%	0.6%
		36		3,763,000	6.8%	7.9%

[1] Calculation: Customer Annualized Base Rent as of 12/31/23 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 24

Page 19 of 24 Debt and Equity Market Capitalization December 31, 2023 ($ in thousands, except per share data) (Unaudited) Unsecured debt (fixed rate) (1) Weighted average interest rate Principal Payments Maturing Average years to maturity August 30, 2024 4.09% 50,000$ December 13, 2024 3.46% 60,000 December 15, 2024 3.48% 60,000 Year 2025 3.13% 145,000 Year 2026 2.57% 140,000 Year 2027 2.74% 175,000 Year 2028 3.10% 160,000 Year 2029 and beyond 3.66% 890,000 Total unsecured debt (fixed rate) (1) 3.37% 1,680,000 5.3 Unsecured bank credit facilities (variable rate) $50MM Line - 6.255% - matures 7/30/2025 - $625MM Line - 6.130% - matures 7/30/2025 - Total carrying amount of debt 1,680,000 Total unamortized debt issuance costs (5,173) Total debt, net of unamortized debt issuance costs 1,674,827$ Equity market capitalization Shares outstanding - common 47,700,432 Price per share at quarter end 183.54$ Total equity market capitalization 8,754,937$ Total market capitalization (debt and equity) (2) 10,434,937$ Total debt / total market capitalization (2) 16.1% (1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps. (2) Debt refers to total carrying amount of debt.

EASTGROUP PROPERTIES

Continuous Common Equity Program Through December 31, 2023

($ in thousands, except per share data)
(Unaudited)

	Shares Sold		Weighted Average Sales Price (Per Share)		Gross Proceeds (1)		Offering-Related Fees and Expenses		Net Proceeds
1st Quarter	821,034	$	163.51	$	134,245	$	(1,736)	$	132,509
2nd Quarter	972,569		169.72		165,064		(1,697)		163,367
3rd Quarter	931,418		177.14		164,996		(1,693)		163,303
4th Quarter	1,369,875		171.55		234,999		(2,700)		232,299
TOTAL 2023	**4,094,896**	**$**	**170.77**	**$**	**699,304**	**$**	**(7,826)**	**$**	**691,478**

(1) On October 25, 2023, the Company filed with the Securities and Exchange Commission a prospectus supplement in connection with the establishment of a new continuous equity offering program (the "2023 ATM Program") pursuant to which the Company may sell shares of its common stock having an aggregate offering price of up to $750.0 million from time to time in at-the-market offerings, including pursuant to forward equity sale agreements with certain financial institutions acting as forward counterparties. This new program replaced the Company's former continuous equity offering progam under which the shares in the first three quarters above were issued and sold. During the three and twelve months ended December 31, 2023, the Company entered into forward equity sale agreements with certain financial institutions acting as forward purchasers under the 2023 ATM Program with respect to 406,041 shares of common stock at an initial weighted average forward sale price of $183.92 per share. The Company did not receive any proceeds from the sale of common shares by the forward purchasers at the time it entered into forward equity sale agreements. The 4th Quarter activity shown in the table above does not include the 406,041 shares of common stock sold under forward equity sales agreements. Subsequent to quarter-end, the Company partially settled the oustanding forward equity sale agreements by issuing 272,342 shares of common stock in exchange for net proceeds of $49.4 million. As of February 6, 2024, the remaining 133,699 shares of common stock are available for settlement prior to December 2024, for approximate net proceeds of $24.3 million based on a weighted average forward price of $182.00 per share. As of February 6, 2024, the 2023 ATM Program had approximately $440.3 million of remaining capacity.

Page 20 of 24

EASTGROUP PROPERTIES

Debt-to-EBITDAre Ratios
($ in thousands)
(Unaudited)

	Quarter Ended December 31, 2023 [1]	Years Ended December 31, [2] 2023	2022	2021	2020	2019
Debt	$ 1,674,827	$ 1,674,827	1,861,744	1,451,778	1,310,895	1,182,602
EBITDAre*	106,700	401,335	337,536	278,959	245,669	221,517
DEBT-TO-EBITDAre RATIO*	**3.92**	**4.17**	**5.52**	**5.20**	**5.34**	**5.34**

	Quarter Ended December 31, 2023 [1]	Years Ended December 31, [2] 2023	2022	2021	2020	2019
Debt	$ 1,674,827	$ 1,674,827	1,861,744	1,451,778	1,310,895	1,182,602
Subtract development and value-add properties in lease-up or under construction	(374,924)	(374,924)	(324,831)	(376,611)	(225,964)	(315,794)
Adjusted Debt*	$ 1,299,903	$ 1,299,903	1,536,913	1,075,167	1,084,931	866,808
EBITDAre*	$ 106,700	$ 401,335	337,536	278,959	245,669	221,517
Adjust for acquisitions as if owned for entire period	145	5,490	6,900	4,213	1,906	5,590
Adjust for development and value-add properties in lease-up or under construction	(1,518)	(1,909)	(857)	(700)	(1,327)	(2,072)
Adjust for properties sold during the period	(444)	(2,001)	(235)	(1,517)	(1,081)	(3,812)
Pro Forma EBITDAre*	$ 104,883	$ 402,915	343,344	280,955	245,167	221,223
ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO*	**3.10**	**3.23**	**4.48**	**3.83**	**4.43**	**3.92**

[1] Quarterly calculations annualize EBITDAre for the quarter.
[2] Yearly calculations use EBITDAre for the 12-month period.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

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EASTGROUP PROPERTIES

Outlook for 2024
(Unaudited)

		Low Range		High Range	
		Q1 2024	Y/E 2024	Q1 2024	Y/E 2024
		(In thousands, except per share data)			
Net income attributable to common stockholders	$	45,596	198,871	49,436	208,589
Depreciation and amortization		47,033	197,887	47,033	197,887
Funds from operations attributable to common stockholders*	$	92,629	396,758	96,469	406,476
Weighted average shares outstanding - Diluted		47,998	48,589	47,998	48,589
Per share data (diluted):					
Net income attributable to common stockholders	$	0.95	4.09	1.03	4.29
Funds from operations attributable to common stockholders		1.93	8.17	2.01	8.37

*This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

The following assumptions were used for the mid-point:

Metrics	Initial Guidance for Year 2024	Actual for Year 2023
FFO per share	$8.17 - $8.37	$7.79
FFO per share increase over prior year	6.2%	11.3%
FFO per share increase over prior year excluding gain on involuntary conversion and business interruption claims	7.4%	10.0%
Same PNOI growth: cash basis [(1)]	5.5% - 6.5%[(2)]	8.0%
Average month-end occupancy - operating portfolio	96.5% - 97.5%	98.0%
Lease termination fee income	$750,000	$1.0 million
Reserves of uncollectible rent (Currently no identified bad debt for 2024)	$2.0 million	$1.5 million
Development starts:		
Square feet	2.1 million	2.4 million
Projected total investment	$300 million	$363 million
Operating property acquisitions	$130 million	$165 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$35 million	$38 million
Unsecured debt closing in period	none	$100 million at 5.27% weighted average interest rate
Common stock issuances (Gross proceeds)	$465 million	$699 million
General and administrative expense	$19.9 million	$16.8 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/23 and are projected to be in the operating portfolio through 12/31/24; includes 51,668,000 square feet.

Page 22 of 24

Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Involuntary Conversion and Business Interruption Claims: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on involuntary conversion and business interruption claims. The Company believes that this exclusion presents a more meaningful comparison of operating performance. Interest and Fixed Charge Coverage Ratio: A non-GAAP financial measure calculated by dividing the Company’s EBITDAre by its interest expense. We believe this ratio is useful to investors because it provides a basis for analysis of the Company’s leverage, operating performance and its ability to service the interest payments due on its debt. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

Page 24 of 24 Glossary of REIT Terms (Continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term, for leases signed during the reporting period. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2022 through December 31, 2023. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% leased as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property.